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                                                                 EXHIBIT 10.1.2


                                NETOBJECTS, INC.

                             STOCK OPTION AGREEMENT


          NetObjects, Inc., a Delaware corporation (the "Company"), hereby grants to (the "Optionee"), an option (the "Option") to purchase a total of ( ) shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms, definitions and provisions of the Company's 1997 Stock Option Plan (the "Plan"), which is incorporated herein by this reference.

          1. NATURE OF THE OPTION. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   OPTION PRICE.  The Option Price is ( ) for each Share.

          3. VESTING AND EXERCISE OF OPTION. The Option shall vest and become exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

               (a)  Vesting and Right to Exercise.

                    (i) The Option shall vest and become exercisable with respect to twenty-five (25%) of the Shares subject to the Option on the first anniversary of the Vesting Commencement Date set forth in the signature page of this Agreement, and one thirty-sixth (1/36) of the remaining Shares subject to the Option at the end of each successive month thereafter, until all of the Shares have vested, subject to the Optionee's Continuous Employment with the Company. Subject to the provisions of subparagraphs (ii) and (iii) below, the Optionee can exercise any portion of the Option which has vested until the expiration of the Option term.

                    (ii) In the event of the Optionee's death, disability or other termination of employment, the exercisability of the Option shall be governed by Sections 9(d), (e) and (f) of the Plan, as the case may be.

                    (iii) The Option may not be exercised for fractional shares or for less than ten (10) Shares.

               (b) METHOD OF EXERCISE. In order to exercise any portion of this Option which has vested, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of shares in respect of which the Option is being exercised, by executing and delivering the Notice of Exercise of Stock Option in the form attached as Exhibit B hereto, and shall execute and deliver to the Chief Financial Officer of the Company the Restricted Stock Transfer Agreement, together with the Stock Assignments, Escrow Agreement and, if applicable, the Consent of

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Spouse, forms of which are attached as exhibits to the Purchase Agreement.
The Restricted Stock Transfer Agreement must be accompanied by payment in full of the aggregate purchase price for the Shares to be purchased. The certificate or certificates representing Shares as to which this Option has been exercised shall be registered in the name of the Optionee.

               (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal or state securities law or other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of this Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

          4. NON-TRANSFERABILITY OF OPTION. This Option may be exercised during the lifetime of the Optionee only by the Optionee and, subject to the provisions of Section 9(f) of the Plan, may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

          5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a)  cash;

               (b)  certified or bank cashier's check; or

               (c) in the event there exists a public market for the Company's Common Stock on the date of exercise, by surrender of shares of the Company's Common Stock, provided that if such shares were acquired upon exercise of an incentive stock option, the Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. In this case payment shall be made as follows:

                    (i) In addition to the execution and delivery of the Restricted Stock Transfer Agreement, Optionee shall deliver to the Secretary of the Company a written notice which shall set forth the portion of the purchase price the Optionee wishes to pay with Common Stock, and the number of shares of such Common Stock the Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the

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purchase price by the average of the last reported bid and asked prices per share of Common Stock of the Company, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by Nasdaq or, in the event the Common Stock is listed on a national securities exchange, or on the Nasdaq National Market (or any successor national market system), the closing price of Common Stock of the Company on such exchange as reported in THE WALL STREET JOURNAL, for the day on which the notice of exercise is sent or delivered;

                    (ii) Fractional shares shall be disregarded and the Optionee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph (i) above;

                    (iii) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of Shares set forth in the notice, and the certificate(s) representing said Shares shall be delivered to the Company at its principal offices within three (3) working days from the date of the notice of exercise;

                    (iv) The Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the Shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein;

                    (v) If any such transfer of Shares requires the consent of the California Commissioner of Corporations or of some other agency under the securities laws of any other state, or an opinion of counsel for the Company or Optionee that such transfer may be effected under applicable Federal and state securities laws, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before said Commissioner or other agency, or until counsel renders such an opinion, as the case may be. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law; and

                    (vi) Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with Shares of the Company's Common Stock owned by him as of the exercise date in the manner and within the time periods allowed under 17 CFR Section 240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

          6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 11 of the Plan in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other

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corporate reorganization.

          7. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the Vesting Commencement Date set forth in the signature page of this Agreement, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

          8. REPURCHASE RIGHTS. The Optionee hereby agrees that any Shares acquired upon the exercise of this Option shall be subject to the rights of the Company to repurchase such Shares and to certain restrictions on transfer specified in the Restricted Stock Transfer Agreement.

          9. NOT EMPLOYMENT CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law. This is not an employment contract.

          10.  INCOME TAX WITHHOLDING.

               (a) The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the shares acquired upon exercise of an incentive stock option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, or a disqualifying disposition of the shares acquired upon exercise of an incentive stock option, the Optionee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an employee of the Company at that time.

               (b) After the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at such time as the Optionee is required to pay to the Company an amount with respect to tax withholding obligations as set forth in paragraph (a), the Optionee may elect prior to the date the amount of such withholding tax is determined to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates (including any related FICA obligation) applicable to the Optionee and the particular transaction in accordance with the provisions of Section 9(g) of the Plan.

                (c) Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of

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any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee.

VESTING COMMENCEMENT DATE:  ____________, 19___


                                        NetObjects, Inc.

                                        By:_________________________________

                                        Title:______________________________


          The Optionee acknowledges receipt of a copy of the Plan and the exhibits referred to therein, the Option Agreement and the exhibits referred to therein, the Restricted Stock Transfer Agreement and the exhibits referred to therein, and he or she represents and warrants as follows:

          1. The Optionee is familiar with the terms and provisions of these documents, and hereby accepts this Option subject to all of the terms and provisions thereof.

          2. The Optionee is aware of and familiar with the restrictions and limitations imposed on the transfer by the Optionee of any shares of Common Stock, including, without limitation, the restrictions contained in the Restricted Stock Transfer Agreement. The Optionee is aware of and familiar with the restrictions on ownership of the Common Stock, including, without limitation, certain rights of first refusal and call rights contained in the Restricted Stock Transfer Agreement. The Optionee is aware that he or she shall have no right to transfer any shares of Common Stock in any manner, except as expressly permitted by the Restricted Stock Transfer Agreement, or to require the registration of any shares of Common Stock, except as expressly permitted by the Restricted Stock Transfer Agreement.

          3. The Optionee is aware of and familiar with the provisions of the Restated Certificate of Incorporation of the Company ("Restated Certificate") and the Stockholders Agreement dated as of March 18, 1997 among IBM, the Company and certain investors in the Companies ("Stockholders Agreement"), which are exhibits to the Plan. The Optionee is aware of and familiar with Article VII of the Restated Certificate and Section 4 of the Stockholders Agreement, each of which contains provisions defining the rights of International Business Machines Corporation, a New York corporation ("IBM"), as a substantial shareholder of the Company with respect to freedom of action by IBM to compete with the Company, the duties of members on the Board of Directors of the Company who are affiliated with IBM, and other matters.

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          4.   The Optionee acknowledges that the Company is entering into this
Agreement in reliance upon the Optionee's representations and warranties in this Agreement.

          The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Dated:  ____________, 19___

                                                  -----------------------------



                                 CONSENT OF SPOUSE


          I, ____________________, spouse of the Optionee who executed the foregoing Option Agreement, hereby agree that my spouse's interest in the shares of Common Stock subject to said Option Agreement shall be irrevocably bound by the Option Agreement's terms. I further agree that my community property interest in such shares, if any, shall similarly be bound by said Option Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Option Agreement and this consent.

Dated:      , 199


                                                 ------------------------------

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                                   EXHIBIT B

                       NOTICE OF EXERCISE OF STOCK OPTION

TO:       NetObjects, Inc.
          2055 Woodside Road, Suite 250
          Redwood City, CA  94061

ATTN:     President

SUBJECT:  Notice of Exercise of Stock Option
          (Payment in cash or check)


          In respect to the stock option granted to the undersigned on ____________, 19__, to purchase an aggregate of _________ shares of the Common Stock of NetObjects, Inc. (the "Company"), this is official notice that the undersigned hereby elects to exercise such option to purchase shares as follows:

               Number of Shares:  __________________________

               Date of Purchase:  ___________________, 19___

               Mode of Payment:   __________________________
                               (Certified Check, Cash, Other Consideration as
                              permitted by the terms of the Option Agreement)

          The shares should be issued as follows:

               Name:     ____________________________________

               Address:  ____________________________________
                         ____________________________________
                         ____________________________________


          Signed:  _________________________

          Date:    _________________________

          Please send this notice of exercise to:

          NetObjects, Inc.
          2055 Woodside Road, Suite 250
          Redwood City, CA  94061

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          Attention:  President